UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22178

Davlin Philanthropic Funds

(Exact Name of Registrant as Specified in Charter)

44 River Road, Suite A

Wayland, MA  01778

(Address of Principal Executive Offices)(Zip Code)

William E.B. Davlin

Davlin Philanthropic Funds

44 River Road, Suite A

Wayland, MA  01778

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

312 Walnut Street, 14th Floor

 Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

DAVLIN PHILANTHROPIC FUND

March 31, 2014

Shareholder Letter – (Unaudited)

Dear Fellow Shareholders,

March 31, 2014 marks the close of FY2013 and the completion of the Davlin Philanthropic Fund’s sixth fiscal year.  2013 was a strong year for the Fund, with important advancements in our sustainable giving initiatives, good growth in the list of charities benefitting from the Fund’s mission, and solid investment performance. Our Donation Matching Program delivered an average of $6.35 of matching funds for every $1.00 of charitable giving directed by investors.  Our investment portfolio enjoyed a healthy 19.26% return, but underperformed both the S&P 1500 Index return of 22.02% and the Russell 2000 return of 24.90%.

Charity Update:

We love April, because this is when we get to deliver our investor’s annual donation checks to the chosen charities. This year, thirty amazing charities will receive checks, including both charities that we have supported for years and new charities, like:  Alzheimer’s Association, Bay Cove Human Service, Big Brothers Big Sisters of Massachusetts Bay, Boston Harbor Island Alliance, Boston University, Doctor’s without Borders USA, Earthwatch Institute, Massachusetts Audubon Society, National Marine Life Center, Nature Conservancy, Parmenter Community Health, the Salvation Army, SAY: the Stuttering Association for the Youth and Year Up – to mention only a few.  This year’s donations ranged from $100.00 to $11,200.00 in size, with an average donation of $2,116.67 up 52.61% from the previous year.  Delivering these checks allows us the opportunity to visit many of these great organizations and see firsthand the incredible work that they are doing.  Delivering checks is always one of the high points of our year.

We created the Donation Matching Program at the end of 2010, and over the last four years the matching program has successfully motived investors to Save More in order to Give More.  In 2013, we significantly enhanced the Donation Matching Program by introducing a challenge from one of our investors, Charles Royce.  Mr. Royce offered a one-time fixed donation match of $5,000 per charity to a select group of charities who met two simple criteria: at least three of their executives and/or trustees invested in our Fund, and the Davlin Fund was given the opportunity to make a presentation to the charity’s retirement plan board.  We are pleased to announce that four charities - the Boston Harbor Island Alliance, the Earthwatch Institute, National Marine Life Center and Parmenter Community Health - all succeeded in meeting the Royce Challenge. Each will receive an additional $5,000 of donation matching.

We are also very excited to report that Mr. Royce has agreed to extend the $5,000 challenge to 20 more charities – creating a potential $100,000 in additional donation matching.  If you know a charity that may be interested, please have them go to our website at www.DavlinFunds.org to learn more.  The exciting part of the Royce Challenge is that it has allowed us to add a new layer to our Donation Matching Program.   We will work hard to add more layers going forward with the focus of delivering larger donation checks for your favorite charities.

Including the Royce Challenge, the average Matching Premium for the fiscal year ending March 31, 2104 was $6.35.  This means that for every $1.00 of donations made by our investors, their charity received an average additional $6.35 in donation matching.  Please keep in mind that this Matching Premium is an average that varies widely.  Over time, the matching Premium will change both up and down as the ratio between Donation Matching Investors and normal investors change with contributions and redemptions, and with changes in one-time events like the Royce Challenge.  We don’t expect the Premium to stay at the current elevated level forever, but we continue to work hard to attract more Donation Matching Investors and matching challenges.  So if you are the type of person that wants to incentivize other people to do the right thing, we urge you to become one of our Donation Matching Investors and help us promote philanthropy.

Average Donation Matching Paid

April 1, 2013 through March 31, 2014

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
Donation Rate Matching Premium	0.50% $6.35	0.00% $0.00	0.00% $0.00
Donation Rate after Match	3.68%	0.00%	0.00%

Market Update:

Lately, I have been asked with more regularity, “where is the stock market going?”  It is a standard question for someone in my career, but one that I have not heard as often over the last five years.  Before the crash of 2008, I was asked that question all the time. After 2009, any cocktail conversation about the stock market would make a person “persona non grata”. The mere fact that the question has again become acceptable suggests an important part of the answer. So, “where is the stock market going”?

The current Price to Earnings multiple of the S&P 500 is 18.7 times trailing earnings, slightly above the average of 15.5 going back to 1871.  On the surface, that might not seem high, but given our current GDP growth rate of less than 2.0% versus a historical average of 3.6% the current market valuation appears slightly rich.  These facts have provided several “Bears” with the footing they need to claim that a major pull back is imminent.  However, we believe there are other significant factors to consider.  First, corporations are sitting on a record $1.45 trillion in cash and they have shown a willingness to return it to shareholders through dividends and stock buy-backs.  During the first quarter of 2014, the S&P 500 companies paid 16% more in dividends over the same period last year and repurchased shares back at a rate 29% higher than last year.  Over the long term, these two factors will provide shareholders with higher direct earnings through dividends and higher indirect earnings through earnings per share growth, both of which may justify a higher market multiple.  Second, we believe 2013 will mark the end of the bond rally that started in 1981.  Back then a 30 year fixed-rate mortgage would cost you 18.2% in interest, but in May of 2013 that number fell below 3.4%.  Over the past 33 years, retail bond fund investors have been rewarded with steady interest payments plus capital gains from falling rates.  2013 marked a change, with the average investment grade bond fund returning a loss of 2.0%, including dividends.  Since interest rate cycles have historically lasted for decades in length, we anticipate a prolonged up-turn in interest rates that will make bond fund investors reallocate a significant portion of their money to equities.  Since bond and hybrid funds combined ($3.7 trillion) are roughly equal to the entire domestic equity fund industry, we are talking about a potentially large amount of new money coming into stocks.

What data are we looking at to suggest that this migration has started?  Is it interest rates? Oil prices? Wage inflation? Money flows?  The answer is “all of the above”, we look at all of these things plus a few more.  One of the most important issues isretailinvestors’ perception of the stock market.  A lot of bond funds are owned and controlled by individuals either directly through securities accounts or indirectly through corporate retirement plans, like 401Ks.  This brings us full circle to the question, “where is the stock market going?”  Just by asking the question, you are showing that your interest in stocks is back.  TD Armeritrade just reported that retail investors’ daily trading volume was up 30% in Q1.  E*Trade reported the same number up 33% and Schwab reported the number up 13%.  Between the launch of our Fund in June of 2008 and year end 2012, an average of $9.4 billion was pulled out of domestic equity funds every month. In 2013, that number finally turned positive, to an average inflow of $1.5 billion per month.  For the first three months of 2104, we have seen an average $5.5 billion per month of inflows into domestic equity funds.  Buying like that suggests that the retail investor is coming back.  Barring an unforeseen event (like a trade or military war), we feel that these retail investors have the power to drive this market higher over the long term.  So the next time you want to ask a portfolio manager about where the market is going, keep in mind that your own question provides much of the answer.

Since inception, the Davlin Philanthropic Fund has delivered an average annualized return of 12.14%, besting the 8.33% delivered by the S&P 1500 and the 10.00% delivered by the Russell 2000 over the same period.

Performance Numbers for FY2013

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
April 1, 2013 Through March 31, 2014 Fund Compared to Index	19.26%	22.02% (2.76)%	24.90% (5.64)%

Performance Numbers for 3 Years

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
April 1, 2011 Through March 31, 2014 Fund Compared to Index	12.03%	14.59% (2.56)%	13.18% (1.15)%

Performance Numbers for Since Inception

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
June 11, 2008 Through March 31, 2014 Fund Compared to Index	12.14%	8.33% +3.81%	10.00% +2.14%

Note: These are annualized returns.

Fund commencement date is June 11, 2008.

Portfolio Highlights:

We have written about the top “Best Performer”, AerCap Holdings, in March of 2010, so let’s turn to the next on the list.  Glacier Bancorp (GBCI) is a great example of what we hope to do well here.  We started doing our research on GBCI in the Fall of 2009 when real estate foreclosure rates were soaring to new highs each month.  It was a very scary time for small regional banks that make money primarily on residential and commercial real estate backed loans.  On almost a daily basis, banks, which had expounded on the high quality of their loan portfolio just weeks before, were announcing huge write-offs from those same portfolios.  Headlines were announcing bank failures and forecasting more to come and Wall Street had started to hate these banks.  During this peak time of despair, we thought that there had to be some great companies that were being lost in the bad news.  We started our research by reading the U.S. foreclosure records by county.  We overlaid this data with the reports of personal bankruptcies by region. The numbers coming out of places like Southern California, Arizona, Nevada and Florida were, predictably, horrible.  The trends were terrible and getting worse.  On the other end of the spectrum, the trends coming out of Idaho, Montana, Wyoming, North and South Dakota didn't look too bad.  There was an up-turn in foreclosures, but it was surprisingly mild compared to the cliff that the rest of the country was experiencing.  Some of the big cities in those state showed a spike, but the smaller cities did not.  This data lead us to believe that we could find some value stocks in this region.

Our next step was to find the best banks that covered those regions.  We did not want a bank that was too small, because an out-sized loss in the loan portfolio could kill the firm.  We also did not want a bank that was too large, because they had significant exposure beyond the regions that we wanted to focus.  Having narrowed in down to a short list, GBCI quickly started to shine better than the rest.  At a time when many of the big US banks were leverage at around 30 to 1 (and European banks at 50 to 1), GCBI was leveraged at 9 to 1.  GCBI had a 5 year average return-on-equity of 15.05% versus a peer group of around 11 to 12%.  As we dug further, we found an impressive management team that started to prepare for the real estate fall as early as 2005, when the CEO dedicated a significant portion of his Annual Letter to his belief that “the current credit cycle at some point will weaken and banks can expect some level of deterioration in the quality of their loans”.  Between 2005 and the crash in 2008, GBCI had strengthened its balance sheet, tightened is credit standards and prepared well for the crash.  By the time we found GBCI, they were not in the “duck-n-cover”mode like their competition.  Instead, they were looking for acquisitions and had just recently finished acquiring the First Bank of Wyoming and Bank of the San Juans in Durango Colorado.  With GBCI selling at book value and its targets selling at significantly less than book value, each deal would be additive to shareholders.

We started to build our position in October of 2009 at around $12.50 a share.  As the news got better and we started to understand the oil boom in this region, we added to our position in June of 2010 at $14.90 share.  The market drop in August & September of 2011 allowed us to significantly increase our position in the $9.21 to $12.61 range.  Currently, GBCI is trading around $27.50.  With two more acquisitions just completed in 2013, the energy industry still booming in the region and a steepening yield curve, GBCI just reported all-time record earnings for the quarter.  While the stock is not as cheap as it once was, we feel that there is still more upside.  We will look for opportunities to realize our gains.

We have written about our top four “Worst Performers” in the past.  We wrote about Gleacher in the September 2010 Semi-Annual Report, Radioshack in the March 2012 Annual Report, Global X Uranium in the September 2012 Semi-Annual Report, and Dover Downs in March of 2013.  So let’s talk about Ruby Tuesday (RT).  RT owns 706 casual dining restaurants and 77 franchisees primarily in the US and east of Kansas City.  RT appeared on our screens for the last couple of years and we passed on it each time.  The casual dining industry has been feeling a lot of pain since the crash, as consumers are eating out less and basic food ingredients have gotten more expensive.  While we expect both of these factors to improve slightly over time, we do not expect this change to be fast enough to cure all the industry’s problems.  However, RT caught our eye with their new CEO & COO, both of which were top executives at Darden Restaurants (the owner of 822 Olive Garden, 678 Red Lobster, 430 LongHorn Steakhouse, 49 The Capital Grille, 44 Yard House, 33 Bahama Breeze, 31 “Season 52”, 9 Eddie V’s Prime Seafood, and 3 Wildfish Seafood Grille).  We were curious - why would two top executives leave the $7B market-cap Darden to join the $400M market-cap RT at one of the worst times in the casual dining industry’s history?  As we started our research, the first thing that became clear was that RT’s problems were self-inflicted.

RT’s previous CEO had become obsessed with increasing the customer experience.  He upgraded the food with fancy dishes made from the finest ingredients, but with that came higher price points.  The average entrée went from the $10 plus range to the $15 plus range, with $20 plus specials.  He also upgraded the restaurants and they spent over $100M a year on facility improvements in just 2007 and 2008.  Restaurants became fancier and the atmosphere more formal - much different from the original concept of a fun loving ‘Ruby Tuesday’ celebration.  As expected, these steps alienated their casual dining customer and failed to attract the fine dining crowd.  RT locations are not fine dining locations.  RT are usually stand-alone buildings on the edge of strip malls.  At the same time, management became distracted with expanding four new branded restaurants (Truffles, Lime Fresh, Wok Hay and Marlin & Ray’s).  The new CEO identified all of these problems and has quickly taken steps to fix them.  He has closed or sold Truffles, Wok Hay and Marlin & Ray’s.  They have eliminated many of the most expensive dishes and introduced new lower priced casual foods like the Pretzel Burger.  They have replaced the elevator music with fun rock & roll and taken other steps to make the atmosphere more casual.  They have launched new ad campaigns promoting value pricing and fun.

RT is traditionally a very profitable business and our bet is that they can get back to those levels over the next several years.  With roughly $36M in cash and $275M in debt when we first invested, the leverage is on the higher side of our comfort zone.  However, RT owns over 300 of its restaurant worth around $550M, so they have a lot of financial flexibility.  We started buying the stock last September at $7.62 and bought it all the way down to $5.72 this past January.  On April 9 (after our fiscal year-end), RT reported sequential quarterly and monthly improvements in same store sales and customer counts.  This gives us our first evidence that the new strategy is starting to work.  As of the writing of this letter, the stock has rallied to $7.45 and we now have a small gain in our position.  There is still a lot of work to do at RT, but we feel that the early indications are that the future looks promising.

Sustainable Giving:

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving.  Please remember to share our story with your friends and family.  By working together, we can make a huge difference in our world.

William E. B. Davlin

Davlin Fund Advisors, LLC

President & Portfolio Manager

        44 River Road, Suite A

    Wayland, MA01778-1829

Top 10 Positions (a) as of March 31, 2014 (Unaudited):

% Net Assets

1. AerCap Holdings N.V.

5.07%

2. Glacier Bancorp, Inc.

2.33%

3. JP Morgan Chase & Co.

2.31%

4. Conversant, Inc.

2.26%

5. Strattec Security Corp.

2.24%

6. Toyota Motor Corp ADR

2.24%

7. CF Industries Holdings, Inc.

2.22%

8. Hewlett-Packard Company

2.21%

9. Cummins, Inc.

2.09%

10. Village Super Market, Class A

2.06%

          Total:  25.03%

Top 5 Best Performers:

Realized and Unrealized Gains

1. AerCap Holdings NV

$426,328

2. Glacier Bancorp, Inc

$142,700

3. Nathans Famous, Inc.

$131,729

4. Strattec Security Corp.

$130,133

5. Cognex Corporation

$111,085

Total:

$941,975

Top 5 Worst Performers:

Realized and Unrealized Losses

1. Gleacher& Company, Inc.

$106,965

2. Radioshack Corporation

$  78,332

3. Global X Uranium ETF

$  41,311

4. Dover Downs Gaming & Entertainment

$  40,121

5. Ruby Tuesday Inc.

$  33,516

Total: $300,245

(a)

Excludes short term investments.

DAVLIN PHILANTHROPIC FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2014 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

	1 Year	3 Year	5 Year	Since Inception	Value
Davlin Philanthropic Fund	19.26%	12.03%	18.43%	12.14%	$19,444
S&P Composite 1500 Index	22.02%	14.59%	21.64%	8.33%	$15,908
Russell 2000 Index	24.90%	13.18%	24.32%	10.00%	$17,386

Davlin Philanthropic Fund
Russell 2000 Index
S&P Composite 1500 Index
6/11/2008 (Fund Inception)
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
December-10
March-11
June-11
September-11
December-11
March-12
June-12
September-12
December-12
March-13
June-13
September-13
December-13
March-14

This chart assumes an initial investment of $10,000 made on 6/11/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s (“S&P”) Composite 1500® combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600® to cover approximately 90% of the U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (877)-328-5468.

DAVLIN PHILANTHROPIC FUND

PORTFOLIO ANALYSIS

MARCH 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Real Estate Investment Trusts 3.23%
Technology 7.08%
Basic Materials 4.87%
Cash Equivalents 7.43%
Communication Services 1.68%
Consumer Cyclical 18.05%
Consumer Defensive 7.20%
Energy 7.21%
Exchange Traded Funds 4.94%
Financial Services 25.92%
Healthcare 2.08%
Industrials 10.31%

Sectors are categorized using Morningstar® classifications.

	Davlin Philanthropic Fund
	Schedule of Investments
	March 31, 2014

Shares		Fair Value

COMMON STOCKS - 84.09% +

Agricultural Chemicals - 2.22%
850	CF Industries Holdings, Inc.	$ 221,544

Air Transportation, Scheduled - 0.88%
2,400	American Airlines Group, Inc. *	87,840

Bottled & Canned Soft Drinks - 1.27%
1,400	Monster Beverage Corp. *	97,230
1,500	National Beverage Corp. *	29,265
		126,495
Communications Services, NEC - 1.70%
18,500	RRSat Global Communications Network Ltd. (Israel)	169,273

Computer & Office Equipment - 2.21%
6,800	Hewlett-Packard Co.	220,048

Concrete Gypsum Plaster Products - 0.51%
2,000	Monarch Cement Co.	50,800

Cookies & Crackers - 0.77%
800	J&J Snack Foods Corp.	76,776

Drilling Oil & Gas Wells - 1.64%
5,000	Noble Corp. Plc.	163,700

Engines & Turbines - 2.09%
1,400	Cummins, Inc.	208,586

Finance Lessors - 0.49%
1,000	CIT Group Inc.	49,020

Fire, Marine & Casualty Insurance - 6.55%
1,800	ACE Ltd. (Switzerland)	178,308
325	Fairfax Financial Holdings Ltd. (Canada)	140,757
2,700	Montpelier RE Holdings Ltd. (Bermuda)	80,352
2,200	Safety Insurance Group, Inc.	118,470
1,600	Travelers Companies, Inc.	136,160
		654,047
Footwear - 0.29%
800	Sketchers USA, Inc. Class A *	29,232

Hospital & Medical Service Plans - 1.40%
2,200	Wellcare Health Plans, Inc. *	139,744

Household Audio & Video Equipment - 1.74%
18,900	Skullcandy, Inc. *	173,502

Industrial Inorganic Chemicals - 0.95%
4,000	Tronox Ltd., Class A F	95,080

Industrial Instruments for Measurement - 0.58%
1,700	Cognex Corp. *	57,562

Investment Advice - 2.86%
1,800	Franklin Resources, Inc.	97,524
3,500	Legg Mason, Inc.	171,640
1,000	Manning & Napier, Inc. Class A	16,770
		285,934
Leather & Leather Products - 1.89%
7,000	Vera Bradley, Inc. *	188,930

Meat Packing Plants - 1.44%
55	Seaboard Corp. *	144,180

Miscellaneous Manufacturing Industries - 1.35%
3,000	Hillenbrand, Inc.	96,990
1,100	Oil-Dri Corp. of America	37,994
		134,984
Motor Vehicle Parts & Accessories - 3.30%
800	Delphi Automotive Plc.	54,288
4,800	Fuel Systems Solutions, Inc. *	51,648
3,100	Strattec Security Corp.	223,913
		329,849
Motor Vehicles & Passenger Cars - 2.24%
1,980	Toyota Motor Corp. ADR (Japan)	223,542

National Commercial Banks - 3.34%
1,000	Citigroup, Inc.	47,600
3,800	JPMorgan Chase & Co.	230,698
1,100	Wells Fargo & Co.	54,714
		333,012
Oil and Natural Gas - 4.56%
1,400	Marathon Petroleum Corp.	121,856
2,050	Phillips 66	157,973
3,300	Valero Energy Corp.	175,230
		455,059
Plastic Products - 0.13%
1,000	Core Molding Technologies, Inc. *	12,730

Primary Production of Aluminum - 0.86%
1,200	Kaiser Aluminum Corp.	85,704

Private Equity Firm - 0.58%
4,300	MVC Capital, Inc.	58,265

Railroad Equipment - 0.84%
1,200	American Railcar Industries, Inc.	84,036

Retail - Auto Dealers & Gasoline Stations - 2.74%
2,966	CST Brands, Inc.	92,658
15,900	West Marine, Inc. *	180,783
		273,441
Retail - Family Clothing Stores - 0.21%
1,700	American Eagle Outfitters, Inc.	20,808

Retail - Eating Places - 3.30%
4,100	Nathans Famous, Inc. *	200,859
22,900	Ruby Tuesday, Inc. *	128,469
		329,328
Retail - Grocery Stores - 2.36%
7,800	Village Super Market, Inc. Class A	205,920
600	Weis Markets, Inc.	29,550
		235,470
Retail - Miscellaneous Shopping - 2.40%
20,900	Office Depot, Inc. *	86,317
13,500	Staples, Inc.	153,090
		239,407
Retail - Radio, TV & Consumer Electronics - 0.15%
7,200	RadioShack Corp. *	15,264

Rolling, Drawing & Extruding of Nonferrous Metals - 0.56%
2,000	RTI International Metals, Inc. *	55,560

Savings Institution, Federally Chartered - 2.27%
3,900	People's United Financial, Inc.	57,993
7,800	Territorial Bancorp, Inc.	168,480
		226,473
Search, Detection, Navigation, Guidance, Aeronautical Systems - 0.17%
300	Garmin Ltd. (Switzerland)	16,578

Security Brokers, Dealers & Flotation Companies - 5.51%
2,200	Gamco Investors, Inc. Class A	170,830
11,315	Gleacher & Company, Inc.	128,878
11,100	JMP Group, Inc. *	78,921
5,500	Morgan Stanley	171,435
		550,064
Semiconductors & Related Devices - 0.21%
800	Intel Corp.	20,651

Services - Amusement & Recreation Services - 0.84%
55,200	Dover Downs Gaming & Entertainment, Inc. *	83,904

Services - Equipment Rental & Leasing - 5.07%
12,000	AerCap Holdings N.V. (Netherlands) *	506,280

Services - Medical Laboratories - 0.70%
1,200	Quest Diagnostics, Inc.	69,504

Services - Prepackaged Software - 2.26%
8,000	Conversant, Inc. *	225,200

Sporting & Athletic Goods, NEC - 0.74%
7,200	Callaway Golf Co.	73,584

State Commercial Banks - 3.78%
4,100	Bank of NY Mellon Corp.	144,689
8,000	Glacier Bancorp, Inc.	232,560
		377,249
Sugar & Confectionery Products - 1.43%
6,200	John B Sanfilippo & Son, Inc.	142,724

Water Transportation - 0.71%
1,450	Tidewater, Inc.	70,499

TOTAL COMMON STOCKS (Cost $5,474,034) - 84.09%		8,391,462

EXCHANGE TRADED FUNDS - 4.99%
500	ETFS Palladium Trust *	37,770
720	ETFS Platinum Trust *	99,446
9,433	Global X Uranium ETF	162,248
2,000	iShares MSCI Turkey ETF	97,360
1,500	Proshares Ultrashort 20+ year Treasury *	101,325
TOTAL EXCHANGE TRADED FUNDS (Cost $547,262) - 4.99%		498,149

PREFERRED STOCKS - 1.19%
2,300	Bank of NY Mellon Corp. PFD 5.20% **	50,899
375	Southern California Edison Co. PFD 5.07% **	38,074
1,500	The Goldman Sachs Group, Inc. 2010 PFD-C 4.00% **	30,225
TOTAL PREFERRED STOCKS (Cost $115,898) - 1.19%		119,198

REAL ESTATE INVESTMENT TRUSTS - 3.27%
9,200	Chatham Lodging Trust	186,024
11,100	Franklin Street Properties Corp.	139,860
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $236,193) - 3.27%		325,884

SHORT TERM INVESTMENTS - 7.51%
749,002	Fidelity Institutional Money Market Portfolio (Cost $749,002) 0.01%**	749,002

TOTAL INVESTMENTS (Cost $7,122,389) - 101.05%		10,083,695

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.05)%		(104,364)

NET ASSETS - 100.00%		$ 9,979,331

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2014.
ADR - American Depositary Receipt
+ Percent based on net assets.

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Assets and Liabilities
March 31, 2014

Assets:
Investments, at Fair Value (Cost $7,122,389)	$ 10,083,695
Receivables:
Shareholder Subscriptions	1,500
Dividends and Interest	10,186
Total Assets	10,095,381
Liabilities:
Accrued Management Fees (Note 4)	8,407
Accrued Charitable Contributions (Note 4)	4,204
Payable for Securities Purchased	103,439
Total Liabilities	116,050
Net Assets	$ 9,979,331

Net Assets Consist of:
Paid In Capital	$ 6,859,980
Accumulated Net Investment Loss	(42,339)
Accumulated Net Realized Gain on Investments	200,384
Unrealized Appreciation in Value of Investments	2,961,306
Net Assets, for 589,726 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 9,979,331

Net Asset Value and Offering Price Per Share ($9,979,331/589,726)	$ 16.92

Minimum Redemption Price ($16.92 x 0.99)*	$ 16.75

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Operations
For the Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $668)	$ 146,178
Interest	93
Total Investment Income	146,271

Expenses:
Advisory Fees (Note 4)	87,473
Charitable Contributions (Note 4)	43,737
Total Expenses	131,210

Net Investment Income	15,061

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	328,700
Net Change in Unrealized Appreciation on Investments	1,224,335
Net Realized and Unrealized Gain on Investments	1,553,035

Net Increase in Net Assets Resulting from Operations	$ 1,568,096

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	3/31/2014	3/31/2013
Increase in Net Assets From Operations:
Net Investment Income	$ 15,061	$ 58,367
Net Realized Gain on Investments	328,700	154,574
Net Change in Unrealized Appreciation on Investments	1,224,335	852,611
Net Increase in Net Assets Resulting from Operations	1,568,096	1,065,552

Distributions to Shareholders From:
Net Investment Income	(48,972)	(87,946)
Realized Gains	(277,950)	(11,240)
Total Distributions	(326,922)	(99,186)

Capital Share Transactions:
Proceeds from Sale of Shares	1,165,535	556,040
Shares Issued on Reinvestment of Distributions	154,669	41,336
Cost of Shares Redeemed	(422)	(85)
Net Increase in Net Assets from Shareholder Activity	1,319,782	597,291

Net Assets:
Net Increase in Net Assets	2,560,956	1,563,657
Beginning of Year	7,418,375	5,854,718
End of Year (Including Accumulated Net Investment
Loss of $(42,339) and $(41,887), respectively)	$ 9,979,331	$ 7,418,375

Share Transactions:
Shares Sold	75,155	43,502
Shares Issued on Reinvestment of Distributions	9,339	3,155
Shares Redeemed	(28)	(6)
Net Increase in Shares	84,466	46,651
Outstanding at Beginning of Year	505,260	458,609
Outstanding at End of Year	589,726	505,260

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	3/31/2014	3/31/2013	3/31/2012		3/31/2011	3/31/2010

Net Asset Value, at Beginning of Year	$ 14.68	$ 12.77	$ 13.20		$ 11.50	$ 8.28

Income From Investment Operations:
Net Investment Income (a)	0.03	0.12	0.04		0.06	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	2.79	1.99	0.04	(d)	1.81	3.39
Total from Investment Operations	2.82	2.11	0.08		1.87	3.49

Distributions from:
Net Investment Income	(0.09)	(0.18)	(0.15)		(0.14)	(0.27)
Net Realized Capital Gains	(0.49)	(0.02)	(0.36)		(0.03)	-
Total Distributions	(0.58)	(0.20)	(0.51)		(0.17)	(0.27)

Net Asset Value, at End of Year	$ 16.92	$ 14.68	$ 12.77		$ 13.20	$ 11.50

Total Return (b)	19.26%	16.71%	1.03%		16.35%	42.39%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,979	$ 7,418	$ 5,855		$ 3,471	$ 2,748
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.52%	(c)	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.17%	0.93%	0.30%		0.52%	1.01%
Portfolio Turnover Rate	17.60%	19.83%	14.37%		20.60%	27.84%

(a) Net Investment Income per share amounts were calculated using the average share method and were calculated prior to any book to tax adjustments.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions.

(c) 0.02% is attributable to excise tax expense.
(d) Realized and unrealized gains per share are balancing amounts and may not reconcile with the gains in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

Note 1. Organization

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of the Davlin Philanthropic Funds (the “Trust”) on December 4, 2007.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the “Trust Agreement”), dated November 27, 2007, and filed with the state on December 4, 2007.  The Fund commenced investment operations on June 11, 2008. The Trust Agreement permits the Board of Trustees (“Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).  The investment objective of the Fund is to seek long-term capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open fiscal years 2011 - 2013, or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended March 31, 2014, the Fund did not incur any interest or penalties.

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note 3.  Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities- (common stock including real estate investment trusts, exchange traded funds, and preferred stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund.  These securities will be categorized as Level 1 within the fair value hierarchy.

Short term investments, except money market funds, maturing in 60 or more days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities.  When valued at last sales price, the securities will be categorized as Level 1.  When valued at bid prices or yield equivalents, they will be categorized as Level 2.  Short term investments, those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  These securities will be categorized as Level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2014:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 8,391,462	$ -	$ -	$ 8,391,462
Exchange Traded Funds	498,149	-	-	498,149
Preferred Stock	119,198	-	-	119,198
Real Estate Investment Trusts	325,884	-	-	325,884
Short-Term Investments	749,002	-	-	749,002
Total	$10,083,695	$ -	$ -	$10,083,695

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) any time during the year ended March 31, 2014.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the year ended March 31, 2014. For more detail on the industry classification of investments, please refer to the Schedule of Investments. There were no transfers into or out of Level 1 or Level 2 during the year ended March 31, 2014. The Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Note 4.  Related Party Transactions

INVESTMENT ADVISER: The Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund. Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.  For the year ended March 31, 2014, the Adviser was paid fees of $87,473, and was owed $8,407.

The Adviser pays all the ordinary operating expenses of the Fund, such as officer and trustee compensation, legal and auditing expenses and insurance expenses, but excluding the Fund’s charitable donations, management fee, brokerage costs, borrowing costs, such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

William Davlin is the control person of the Adviser and also serves as an officer/trustee of the Trust.

CHARITABLE FOUNDATION:  In addition, the Fund annually donates an amount equal to 0.50% of the Fund’s average daily net assets to the non-profit Davlin Foundation (the “Foundation”).  On an annual basis, the Foundation distributes the Fund’s donations to various charities with guidance from the Fund’s investors.  During the year ended March 31, 2014, the Fund donated $43,737 to the Foundation.  William Davlin is an officer and trustee of the Foundation is also an officer and trustee of the Trust.  In total, four of the other eight trustees of the Foundation are also trustees of the Trust.  At March 31, 2014, the Fund owed $4,204 to the Foundation.

Note 5. Investment Transactions

For the year ended March 31, 2014, the cost of purchases and the proceeds from sales, other than U.S. Government obligations and short-term securities were $2,473,668 and $1,410,448, respectively.  There were no purchases or sales of U.S. Government obligations.  For federal income tax purposes the cost of securities owned at March 31, 2014, was $7,172,792.

At March 31, 2014, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$3,218,920	$(308,017)	$2,910,903

Note 6. Distributions to Shareholders

On December 27, 2012, the Fund declared an income distribution of $0.1776 per share, a short term capital gain distribution of $0.0190, and a long term capital gain distribution of $0.0037.  The distribution was paid on December 27, 2012 to shareholders of record on December 26, 2012.  The tax character of the $99,186 paid was $97,354 ordinary income and $1,832 realized gain.

On December 23, 2013, the Fund declared an income distribution of $0.0766 per share, short term capital gain distribution of $0.0771, and a long term capital gain distribution of $0.4115.  The distribution was paid on December 23, 2013 to shareholders of record on December 22, 2013.  On December 30, 2013, the Fund declared an income distribution of $0.00931 per share, to shareholders of record on December 29, 2013.  The tax character of the $326,922 paid was $92,832 ordinary income and $234,090 realized gain.

For the year ended March 31, 2014, the Fund recorded the following reclassification to the accounts listed below.  The reclassifications were primarily as a result of the differing book/tax treatment of certain investments and expenses.

Paid In Capital	Decrease Accumulated Net Investment Loss	Increase Accumulated Net Realized Gain

$(41,134)	$33,459	$7,675

As of March 31, 2014 the components of distributable earnings on a tax basis were as follows:

Accumulated Net Investment Income	$ 23,432
Accumulated Realized Gain	185,016
Unrealized Appreciation on Investments	2,910,903
Total	$ 3,119,351

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses of wash sales, and passive foreign investment holdings and disallowed charitable contributions.

Note 7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2014, Mr. Davlin (including his family) owned in excess of 25% of the Fund and as such may be deemed to control the Fund.

Note 8.  Subsequent Events

Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of

Davlin Philanthropic Fund

We have audited the accompanying statement of assets and liabilities of the Davlin Philanthropic Fund, including the schedule of investments, as of March 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The  financial highlights for each of the three years in the period ended March 31, 2012 have been audited by other auditors whose report dated May 30, 2012 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Davlin Philanthropic Fund as of March 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 29, 2014

Davlin Philanthropic Fund
Expense Illustration
March 31, 2014 (Unaudited)

Expense Example

As a shareholder of the Davlin Philanthropic Fund, you incur ongoing costs which typically consist of (1) transaction costs, including redemption fees and (2) ongoing costs, including, management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2013 through March 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included.  Your costs could have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2013	March 31, 2014	October 1, 2013 to March 31, 2014

Actual	$1,000.00	$1,113.70	$7.90
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

MARCH 31, 2014 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (877) Davlin-8 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-Davlin-8.

Trustees and Officers - The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Additional information regarding the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge at www.DavlinFunds.org or by calling 1-877-Davlin-8.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
George E. McCully; c/o Catalogue for Philanthropy 124 Watertown Street, Suite 3B Watertown, MA 02472 Age: 75	Trustee	Indefinite/ March 2008 to present	President and CEO, Catalogue for Philanthropy (promotes philanthropy) 1997 to present; Principal, George McCully (consulting business) 1983 to present; Trustee, Ellis L. Phillips Foundation (family foundation) 1988 to present; and Trustee, New England Wild Flower Society (plant conservation) 1998 to 2005	1	None
James F. Dwinell III; 680 South Avenue, #3 Weston, MA 02493 Age: 74	Trustee	Indefinite/ March 2008 to present	President and CEO, Cambridge Trust Company, 1989-2003; Director, Cambridge Trust Company 2003 to 2009	1	Chairman, Director, Chair of Compensation Committee, New England Bankcard Association, 1990 to Present.
G. Keith Funston, Jr.; c/o Davlin Fund Advisors, LLC 44 River Road, Suite A Wayland MA 01778 Age: 63	Trustee	Indefinite/ March 2008 to present	Antiques dealer/owner, Funston Antiques, 1997 to present; Board Treasurer, Earthwatch Institute, 1994 to Present; Director, FNX Corp, Inc. (National healthcare systems provider) 1995 to present; COO, InSite/NuStone Surfacing, Inc., (builder of large-scale public landscapes), 1988 to 1997; CFO then CEO, Advanced Energy Dynamics, Inc., (high-tech systems developer to purify powdered commercial material) 1980 to 1988	1	None

1The "Fund Complex" consists of the Davlin Philanthropic Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee
William E.B. Davlin[2,3], 44 River Road, Suite A Wayland, MA 01778 Age: 48	President, Treasurer, Chief Compliance Officer, and Trustee	Trustee: Indefinite/ December 2007 Officer: Indefinite/ March 2008 to present	President, Davlin Fund Advisors, LLC (adviser to the Fund), 2007-present; Director, Synqy Corporation, 2013-present; Chief Financial Officer, Burst Media Corporation (internet advertising sales company), 1996-2007; Research Associate, The Royce Funds 1992-1996.	1	None
Frances Tracy Davlin[3] 44 River Road, Suite A Wayland, MA 01778 Age: 45	Secretary	February 2008-present	Homemaker, 1997-present; Assistant Vice President, Equity Syndicate Desk NYC, Lehman Brothers Holdings, Inc., 1991-1997	NA	NA

1 The "Fund Complex" consists of the Davlin Philanthropic Funds.

2William E.B Davlin is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund's investment adviser.

3 William E.B. Davlin and Frances Tracy Davlin are spouses.

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 12,000

FY 2013

$ 13,500

(b)

Audit-Related Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2014

$ 2,500

FY 2013

$ 2,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2014

$ 2,500

FY 2013

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Davlin Philanthropic Funds

By /s/William E.B. Davlin

 William E.B. Davlin

 Trustee, President and Principal Executive Officer

Date: June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/William E.B. Davlin

William E.B. Davlin

Trustee, President and Principal Executive Officer

Date June 5, 2014

*Print the name and title of each signing officer under his or her signature.